As filed with the Securities and Exchange Commission
                                                      on September 19, 1995
                                                  Registration No. 33-78984
          _________________________________________________________________
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                      __________

                          POST-EFFECTIVE AMENDMENT NO. 1 TO

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                      __________

                               TEKNOWLEDGE CORPORATION
                (Exact name of registrant as specified in its charter)


                Delaware                                    94-2760916
            (State or other jurisdiction of               (I.R.S. Employer
          incorporation or organization)                Identification No.)


               1810 Embarcadero Road
               Palo Alto, California                        94303
               (Address of principal executive offices)     (Zip Code)



                               TEKNOWLEDGE CORPORATION
                                  STOCK OPTION PLAN
                              FOR NON-EMPLOYEE DIRECTORS
                               (Full title of the plan)


                                   Dennis A. Bugbee
                      Director of Finance, Treasurer & Secretary
                               Teknowledge Corporation
                                1810 Embarcadero Road
                             Palo Alto, California 94303
                       (Name and address of agent for service)

                                    (415) 424-0500
            (Telephone number, including area code, of agent for service)




















                            POST-EFFECTIVE AMENDMENT NO. 1

               This Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-8 (File No. 33-78984) is being filed to reflect recent amendments to the Teknowledge Corporation Stock Option Plan for Non-Employee Directors (the "Plan"). Since the time of the original filing of the Registration Statement, the Registrant has changed its name from "Cimflex Teknowledge Corporation" to "Teknowledge Corporation," and the name of the Plan has been changed accordingly.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



          Item 8.  Exhibits.

               The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

          EXHIBIT NO. AND DESCRIPTION
          ___________________________

          4.1 Amended and Restated Certificate of Incorporation of Teknowledge Corporation (incorporated by reference to Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1994).

          4.2 Amended and Restated By-Laws of Teknowledge Corporation (formerly "Cimflex Teknowledge Corporation")
                    (incorporated by reference to Exhibit 3.2 to the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1994).

          4.3 Teknowledge Corporation Stock Option Plan for Non-Employee Directors, as amended.

          5.1 Opinion of Kirkpatrick & Lockhart LLP as to the legality of the shares being registered (previously filed).

          23.1 Consent of Ernst & Young LLP, independent auditors (previously filed).

          23.2 Consent of Kirkpatrick & Lockhart LLP (included in opinion previously filed as Exhibit 5.1).

                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 31st day of August, 1995.

                                        TEKNOWLEDGE CORPORATION



                                      By:   /s/ Frederick Hayes-Roth
                                        ____________________________

                                        Frederick Hayes-Roth
                                        Chairman of the Board of Directors
                                        and Chief Executive Officer


               Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated:


                    Signature                Capacity            Date
                   __________                ________            ____

           /s/ Frederick Hayes-Roth    Chairman of the       August 31,
           _________________________   Board of Directors    1995
                                       and Chief Executive
           Frederick Hayes-Roth        Officer (Principal
                                       Executive Officer)
                     *                 President, Chief      August 31,
           _________________________   Operating Officer     1995
                                       and Director
           Neil A. Jacobstein


           /s/ Dennis A. Bugbee        Director of           August 31,
           _________________________   Finance, Treasurer    1995
                                       and Secretary
           Dennis A. Bugbee            (Principal
                                       Financial and
                                       Accounting Officer)

                     *                 Director              August 31,
           _________________________                         1995

           General Robert T. Marsh

                     *                 Director              August 31,
           _________________________                         1995
           William G. Roth
                     *                 Director              August 31,
           _________________________                         1995
           James C. Workman




           *By /s/ Dennis A. Bugbee
               _____________________

           Dennis A. Bugbee,
           Attorney-in-fact, pursuant
           to power of attorney
           previously filed as part
           of this Registration
           Statement

                                    EXHIBIT INDEX


                                                            SEQUENTIAL
           EXHIBIT NO. AND DESCRIPTION                       PAGE NO.
           ___________________________                      __________

               4.1      Amended and Restated                    --
                        Certificate of Incorporation of
                        Teknowledge Corporation
                        (incorporated by reference to
                        Exhibit 3.1 to the Registrant's
                        Quarterly Report on Form 10-QSB
                        for the quarter ended June 30,
                        1994).

               4.2      Amended and Restated By-Laws of         --
                        Teknowledge Corporation
                        (formerly "Cimflex Teknowledge
                        Corporation") (incorporated by
                        reference to Exhibit 3.2 to the
                        Registrant's Quarterly Report
                        on Form 10-QSB for the quarter
                        ended June 30, 1994).

               4.3      Teknowledge Corporation Stock             7
                        Option Plan for Non-Employee
                        Directors, as amended.

               5.1      Opinion of Kirkpatrick &                 --
                        Lockhart LLP as to the legality
                        of the shares being registered
                        (previously filed).

               23.1     Consent of Ernst & Young LLP,            --
                        independent auditors
                        (previously filed).

               23.2     Consent of Kirkpatrick &                 --
                        Lockhart LLP (included in
                        opinion previously filed as
                        Exhibit 5.1).











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